Supplement to the
Fidelity® New Markets Income Fund
March 1, 2018
Prospectus

Effective October 1, 2018, the following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

John Carlson (co-manager) has managed the fund since June 1995.

Jonathan Kelly (co-manager) has managed the fund since October 2018.

Effective October 1, 2018, the following information replaces similar information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

John Carlson is co-manager of the fund, which he has managed since June 1995. He also manages other funds. Since joining Fidelity Investments in 1995, Mr. Carlson has worked as a portfolio manager.

Jonathan Kelly is co-manager of the fund, which he has managed since October 2018. He also manages other funds. Since joining Fidelity Investments in 1991, Mr. Kelly has worked as a research analyst, director of emerging markets research, and as a portfolio manager.

NMI-18-01 1.711501.123	September 19, 2018

Supplement to the
Fidelity® Capital & Income Fund, Fidelity® Focused High Income Fund and Fidelity® High Income Fund
June 29, 2018
Prospectus

Effective October 1, 2018, the following information replaces similar information for Fidelity® High Income Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Michael Weaver (portfolio manager) has managed the fund since October 2018.

Effective October 1, 2018, the following information replaces the biographical information for Fidelity® High Income Fund found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Michael Weaver is portfolio manager of Fidelity® High Income Fund, which he has managed since October 2018. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Weaver has worked as a research analyst and portfolio manager.

CAI-SPH-18-01 1.710962.126	September 19, 2018